Business Combinations	12 Months Ended
Dec. 31, 2017
Business Combinations [Abstract]
Business Combinations

Note 3.  Business Combinations

2017 Acquisitions

On November 29, 2017, the Company acquired The Clark Group, (“Clark Group”), a third-party logistics provider of distribution, consolidation, transportation management and international freight forwarding services.  The acquisition enhanced the Company’s logistics service offering. The total purchase price was $25 million in cash, of which $16 million was recorded in goodwill.  For the year ended December 31, 2017, the Company’s consolidated statement of operations included net sales of $4 million and a de minimis amount of income from operations attributable to the acquisition of Clark Group.

On November 9, 2017, the Company acquired Quality Park, a producer of envelopes, mailing supplies and assorted packaging items.  The acquisition enhanced the Company’s office products offerings.  The total purchase price was $41 million in cash, resulting in a bargain purchase gain of $3 million for the year ended December 31, 2017, that was recorded in net investment and other (income) expense in the Company’s consolidated statement of income. The Company reassessed the recognition and measurement of identifiable assets and liabilities acquired and concluded that all acquired assets and liabilities were recognized and that the valuation procedures and resulting estimates were appropriate.  For the year ended December 31, 2017, the Company’s consolidated statement of operations included net sales of $16 million and a de minimis loss from operations attributable to the acquisition of Quality Park.

On September 7, 2017, the Company acquired Publishers Press, a printing provider with capabilities such as web-offset printing, prepress and distribution services for magazines and retail brands. The acquisition enhanced the Company’s printing capabilities.  The total purchase price was $70 million in cash, of which $2 million was recorded in goodwill.  For the year ended December 31, 2017, the Company’s consolidated statement of operations included net sales of $53 million and income from operations of $1 million attributable to the acquisition of Publishers Press.

On August 21, 2017, the Company acquired the assets of NECI, LLC (“NECI”), a supplier of commodity and specialty filing supplies.  The acquisition enhanced the Company’s office products offerings.  The purchase price, which included the Company’s estimate of contingent consideration, was $6 million in cash, of which $1 million was recorded in goodwill.  Contingent consideration in the form of cash payments up to $1 million will be due to the sellers if and to the extent certain financial targets are achieved.  As of the acquisition date, the Company estimated the fair value of the contingent consideration to be $1 million using a probability weighting of potential payouts and recorded $1 million as a liability as of December 31, 2017.  For the year ended December 31, 2017, the Company’s consolidated statement of operations included net sales of $2 million and loss from operations of $1 million attributable to the acquisition of NECI.

On August 17, 2017, the Company acquired CREEL Printing (“CREEL”), an offset and digital printing company.  The acquisition enhanced the capabilities of the Company’s offset and digital production platform and brought enhanced technologies to support our clients’ evolving needs, specifically in the magazine media and retail marketing industries.  CREEL’s capabilities include full-color web and sheetfed printing, regionally distributed variable digital production, large-format printing, and integrated digital solutions.  The purchase price, which included the Company’s estimate of contingent consideration, was $79 million in cash, of which $26 million was recorded in goodwill.  Contingent consideration in the form of cash payments up to $10 million will be due to the sellers if and to the extent certain financial targets are achieved.  As of the acquisition date, the Company estimated the fair value of the contingent consideration to be $1 million using a probability weighting of the potential payouts and recorded $1 million as a liability as of December 31, 2017.  For the year ended December 31, 2017, the Company’s consolidated statement of operations included net sales of $47 million and a de minimis amount of income from operations attributable to the acquisition of CREEL.

On July 28, 2017, the Company acquired Fairrington Transportation Corp., F.T.C. Transport, Inc. and F.T.C. Services, Inc. (“Fairrington”), a full-service, printer-independent mailing logistics provider in the United States.  The acquisition enhanced the Company’s logistics service offering. The purchase price was $19 million in cash and approximately 1.0 million shares of LSC Communications common stock, for a total transaction value of $39 million.  Of the total purchase price, $22 million was recorded in goodwill.  For the year ended December 31, 2017, the Company’s consolidated statement of income included net sales of $28 million and income from operations of $1 million attributable to the acquisition of Fairrington.

On March 1, 2017, the Company acquired HudsonYards Studios (“HudsonYards”), a digital and print premedia production company that provides high-quality creative retouching, computer-generated imagery, mechanical creation, press-ready file preparation, and interactive production services.  The acquisition enhanced the Company’s digital and premedia capabilities.  The purchase price for HudsonYards was $3 million in cash, of which $2 million was recorded in goodwill.  For the year ended December 31, 2017, the Company’s consolidated statement of income included net sales of $8 million and loss from operations of $1 million attributable to the acquisition of HudsonYards.

Refer below for a summary of the segments and reporting units where the acquisitions are included as of December 31, 2017.

	Segment	Reporting Unit
Clark Group	Magazines, Catalogs and Logistics	Logistics
Quality Park	Office Products	Office Products
Publishers Press	Magazines, Catalogs and Logistics	Magazines and Catalogs
NECI	Office Products	Office Products
CREEL	Magazines, Catalogs and Logistics	Magazines and Catalogs
Fairrington	Magazines, Catalogs and Logistics	Logistics
HudsonYards	Magazines, Catalogs and Logistics	Magazines and Catalogs

The acquisitions were recorded by allocating the cost of the acquisitions to the assets acquired, including other intangible assets, based on their estimated fair values at the acquisition date.  The excess of the cost of the acquisitions over the net amounts assigned to the fair value of the assets acquired was recorded in goodwill. The goodwill is primarily attributable to the synergies expected to arise as a result of the acquisitions.

The preliminary tax deductible goodwill related to the Clark Group, Quality Park, Publishers Press, NECI, CREEL, Fairrington, and HudsonYards acquisitions was $39 million.

The purchase price allocations for Clark Group, Quality Park, Publishers Press, and CREEL are preliminary as of December 31, 2017 because the valuations necessary to assess the fair values of the net assets and liabilities acquired are still in process.  The primary areas that are not yet finalized relate to the valuation of certain assets and liabilities.  The final purchase price allocations may differ from what is currently reflected in the consolidated financial statements, and could affect goodwill impairment in the future.  The purchase price allocations for NECI, Fairrington and HudsonYards are final as of December 31, 2017.  There were no significant changes to the purchase price allocations for Publishers Press, CREEL and Fairrington as of December 31, 2017 compared to the disclosed purchase price allocations in the Company’s quarterly report on Form 10-Q for the quarter ended September 30, 2017.

These purchase price allocations for the material acquisitions noted above were as follows:

	Clark Group	Quality Park	Publishers Press	CREEL	Fairrington
Accounts Receivable	$6	$20	$27	$12	$6
Inventories	—	27	13	5	—
Prepaid expenses and other current assets	1	1	1	1	—
Property, plant and equipment	—	8	36	20	6
Other intangible assets	14	1	—	23	17
Other noncurrent assets	—	—	1	—	1
Goodwill (bargain purchase)	16	(3)	2	26	22
Accounts payable and accrued liabilities	(9)	(11)	(13)	(9)	(4)
Other noncurrent liabilities	—	—	—	(1)	—
Deferred taxes-net	(3)	(2)	—	—	(9)
Purchase price, net of cash acquired	$25	$41	67	77	39
Less: value of common stock issued	—	—	—	—	20
Less: accrued but unpaid contingent consideration	—	—	—	1	—
Net cash paid:	$25	$41	$67	$76	$19

Given the historical valuations of the Company’s former magazines, catalogs and retail inserts reporting unit that have resulted in goodwill impairment in prior years, combined with the change in the composition of the carrying value of the reporting unit due to the acquisitions completed during the quarter ended September 30, 2017, the Company determined it necessary to perform an interim goodwill impairment review on this former reporting unit as of September 30, 2017.  As a result, the Company recorded charges of $55 million to recognize the impairment of goodwill for the former magazines, catalogs and retail inserts reporting unit in the former Print segment.

For the quarter ended December 31, 2017, the Company completed the acquisition of the Clark Group that became part of the Company’s former magazines, catalogs and retail inserts reporting unit.  Given the amount by which the carrying amount of the former reporting unit exceeded its fair value in the goodwill impairment test performed as of September 30, 2017, combined with the fact that management’s assessment of the fair value did not materially change since that date, an additional goodwill impairment charge of $18 million was recorded in the period ended December 31, 2017, which represents all of the goodwill arising from The Clark Group acquisition and additional amounts related to acquisitions completed during the quarter ended September 30, 2017.

The total charge to recognize the impairment of goodwill in the former magazines, catalogs and retail inserts reporting unit was $73 million for 2017, resulting in zero goodwill associated with the former magazines, catalogs and retail inserts reporting unit as of December 31, 2017.  Refer to Note 8, Restructuring, Impairment and Other Charges, for more information.

As a result of the Company’s change in reportable segments and reporting units during the third quarter of 2018, as discussed in Item 8.01, Other Events, the impairment charges recognized during the three months ended September 30, 2017 and the year ended December 31, 2017 in the Company’s former magazines, catalogs and retail inserts reporting units were reclassified to the new reporting units below:

	Three Months Ended	Year Ended
	September 30, 2017	December 31, 2017
Magazines and Catalogs	$28	$30
Logistics	22	38
Other	5	5
Total	$55	$73

Goodwill will be tested in future periods based on the new reporting unit structure.  Refer to Note 17, Segment Information, for more information on the segment structure.

The fair values of other intangible assets and goodwill associated with the acquisitions were determined to be Level 3 under the fair value hierarchy. The following table presents the fair value, valuation techniques and related unobservable inputs for these Level 3 measurements:

	Fair Value	Valuation Technique	Unobservable Input	Range
Customer relationships	$51	Multi-period excess earnings method	Growth rate	(5.0)% - 7.5%
			Attrition rate	5.0% - 10.0%
			Discount rate	13.0% - 35.0%
Trade names	4	Relief-from-royalty method	Royalty rate	0.5% - 1.5%
			Discount rate	13.0% - 35.0%

The fair values of property, plant and equipment associated with the acquisitions were determined to be Level 3 under the fair value hierarchy. Property, plant and equipment values were estimated using either the cost or market approach, if a secondhand market existed.

2016 Acquisition

On December 2, 2016, the Company acquired Continuum Management Company, LLC (“Continuum”), a print procurement and management business.  The acquisition enhanced the Company’s print management’s capabilities.  The Company paid $7 million in cash in 2016.  An additional $2 million in cash was paid during the three months ended March 31, 2017 as part of a final working capital adjustment for a total purchase price of $9 million, of which $5 million was recorded in goodwill.  The operations of Continuum are included in the Print Management segment, which is part of the Other grouping, as described in Note 17, Segment Information.

2015 Acquisition

On June 8, 2015, RRD acquired Courier Corporation (“Courier”), a leader in digital printing and publishing primarily in the United States, specializing in educational, religious and trade books. The acquisition expanded the Company’s digital printing capabilities. Courier’s book manufacturing operations and publishing operations are included in LSC Communications’ consolidated and combined financial statements, within the Book segment.  Courier’s Brazilian operations are not part of LSC Communications; therefore, the Company’s consolidated and combined financial statements do not include Courier’s Brazilian operations. The purchase price for Courier was $137 million in cash and 8 million shares of RRD common stock, or a total transaction value of $292 million (including $6 million related to Brazil) based on RRD’s closing share price on June 5, 2015, plus the assumption of Courier’s debt of $78 million (including $2 million related to Brazil).  Courier had $21 million (including a de minimis amount related to Brazil) of cash as of the date of acquisition.  Immediately following the acquisition, substantially all of the debt assumed was repaid.

The Courier acquisition was recorded by allocating the cost of the acquisition to the assets acquired, including other intangible assets, based on their estimated fair values at the acquisition date.  The excess of the cost over the net amounts assigned to the fair value of the assets acquired was recorded as goodwill. The goodwill associated with this acquisition is primarily attributable to the synergies expected to arise as a result of the acquisition.

For the years ended December 31, 2017, 2016 and 2015, the Company recorded $5 million, a de minimis amount and $14 million, respectively, of acquisition-related expenses associated with the completed and contemplated acquisitions described above within selling, general and administrative expenses in the consolidated and combined statements of income.

Pro forma results

The following unaudited pro forma financial information for the year ended December 31, 2017 and 2016 presents the consolidated and combined statements of income of the Company and the acquisitions described above, as if the acquisitions had occurred as of January 1 of the year prior to the acquisitions.

The unaudited pro forma financial information is not intended to represent or be indicative of the Company’s consolidated and combined statements of income that would have been reported had these acquisitions been completed as of the beginning of the period presented and should not be taken as indicative of the Company’s future consolidated statements of income.  Pro forma adjustments are tax-effected at the applicable statutory tax rates.

	Year Ended December 31,
	2017	2016
Net sales	$3,941	$4,235
Net (loss) income	(60)	106
Net (loss) earnings per common share
Basic	$(1.78)	$3.16
Diluted	$(1.78)	$3.14

The following table outlines unaudited pro forma financial information for the years ended December 31, 2017 and 2016:

	Year Ended December 31,
	2017	2016
Amortization of purchased intangibles	$22	$23

Additionally, the nonrecurring pro forma adjustments affecting net income for the years ended December 31, 2017 and 2016 were as follows:

	Year Ended December 31,
	2017	2016
Acquisition-related expenses, pre-tax	$(1)	$—
Restructuring, impairment and other charges	(1)	—
Inventory fair value adjustments, pre-tax	2	(3)
Other pro forma adjustments, pre-tax	2	3
Income taxes	3	3

Note: A negative number in the table above represents a decrease to income in pro forma net income.